UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-06041
                                   ---------------------------------------------
                       Central Europe & Russia Fund, Inc.
--------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

Two International Place, Boston, MA 02110-4103                 02110
--------------------------------------------------------------------------------
     (Address of principal executive offices)                 (Zip code)


                 Salvatore Schiavone
                 Deutsche Investment Management Americas, Inc.
                 Two International Place, Boston, MA 02110-4103
--------------------------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (617) 295-2663
                                                    --------------

Date of fiscal year end: 10-31-2003
                         ----------

Date of reporting period: 10-31-2003
                          ----------

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

SUMMARY OF GENERAL INFORMATION
--------------------------------------------------------------------------------
THE FUND

The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc.) is a non-diversified, actively-managed Exchange-Traded Closed-End Fund listed on the New York Stock Exchange with the symbol "CEE". The Fund seeks long term capital appreciation primarily through investment in equity and equity-linked securities of issuers domiciled in Central Europe and Russia. It is managed and advised by wholly-owned subsidiaries of the Deutsche Bank Group.

SHAREHOLDER INFORMATION

Prices for the Fund's shares are published daily in the New York Stock Exchange Composite Transactions section of newspapers. Net asset value and market price information are published each Monday in THE WALL STREET JOURNAL and THE NEW YORK TIMES, and each Saturday in BARRON'S and other newspapers in a table called "Closed End Funds". Daily information on the Fund's net asset value is available from NASDAQ (symbol XCEEX). It is also available by calling: 1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.). In addition, a schedule of the Fund's largest holdings, dividend data and general shareholder information may be obtained by calling these numbers.

The foregoing information is also available on our Web site: www.ceefund.com.


THERE ARE THREE EXCHANGE-TRADED CLOSED-END FUNDS INVESTING IN EUROPEAN EQUITIES MANAGED BY WHOLLY-OWNED SUBSIDIARIES OF THE DEUTSCHE BANK GROUP:

o Germany Fund--investing primarily in equities of major German corporations. It may also invest up to 20% in equities of other Western European companies (with no more than 15% in any single country).

o New Germany Fund--investing primarily in the middle market German companies and up to 20% elsewhere in Western Europe (with no more than 10% in any single country).

o Central Europe and Russia Fund--investing primarily in Central Europe and Russian companies.

Please consult your broker for advice on any of the above or call
1-800-437-6269 (in the U.S.) or 617-443-6918 (outside of the U.S.) for shareholder reports.

10226
                                [GRAPHIC OMITTED]
                             THE CENTRAL EUROPE AND
                                RUSSIA FUND, INC.
                                  ANNUAL REPORT
                                OCTOBER 31, 2003

[GRAPHIC OMITTED]


                             THE CENTRAL EUROPE AND
                                RUSSIA FUND,INC.

LETTER TO THE SHAREHOLDERS
--------------------------------------------------------------------------------

                                                               December 15, 2003
   Dear Shareholder,
   We are pleased to report that for the fiscal year ended October 31, 2003, the Central Europe and Russia Fund's net asset value per share rose 44.9%, and its share price increased by 60.4%. The Fund's benchmark rose 40.7% during the same period. The Central European and Russia region continued to significantly outperform developed markets: the Standard and Poor's (S&P) 500 Index rose 18.6% and the Morgan Stanley Capital International (MSCI) Europe Index rose 20.8% in US dollar terms.
   The Fund's out-performance was due to both country and stock selection. The Fund's position in Russia, in particular oil stocks, contributed significantly to investment returns during the Fund's fiscal year. The Russian economy benefited from rising oil prices and significant foreign capital inflows. Moody's has upgraded Russia's credit rating to investment grade status. Several global companies have increased or are planning to increase their exposure to the Russian market. Only recently the Russian authorities approved British Petroleum's nearly $8 billion investment in Tyumen Oil, a joint venture between the two companies, which is now called TNK-BP. The Duma parliamentary election on December 9 confirmed a power shift towards parties loyal to President Putin. Presidential elections are scheduled for March 2004 and President Vladimir Putin is expected to be the front-runner in his re-election bid. Risks for investing in Russia are still not insignificant, and reforms need to go on for the economy to maintain its current growth momentum.
   The Fund kept more than two-thirds of its exposure in Central Europe, which proved to be less volatile than Russia. The equity markets are more mature and the long-term outlook for the Czech Republic, Hungary and Poland has improved considerably, as these countries are expected to join the European Union in May of 2004. After two years of largely stagnant conditions, Poland has recently shown convincing signs of an economic recovery with personal consumption and exports being the driving forces. The export expansion is particularly noteworthy as it occurred under largely stagnant economic conditions in Western Europe. Low labor costs and competitive pricing are just a few reasons for this performance. During the fiscal year, the Fund continued to under-weight Polish banks. Quality issues, such as bad loan exposures and low investment returns, held them back from performing in-line with other banks in the region. Hungary is now well advanced in the transformation from socialism to capitalism. This has been recognized by international investors, who continue to put money into Hungary's privatized industries. Moreover, Hungary is the most eager country to integrate with the European Union and to join the European Monetary Union ("EMU"). However, in order to join the EMU, Hungary needs to improve its economic numbers, especially on inflation and deficit targets. The Czech Republic is facing similar issues, as it needs to reduce the country's high and still rising budget deficit. However, inflation is not a concern and economic activity is accelerating. The Czech Republic is viewed by international investors as attractive, as the country has the highest per capita inflow of foreign capital in the region.
   We are continuing to position the Central Europe and Russia Fund to take advantage of regional economic growth, based on our expectations that the region will outpace growth in Western Europe and our belief that equity market valuations remain attractive. The Fund continued its open-market purchases of its shares, buying 237,400 shares during the fiscal year. The Central Europe and Russia Fund's discount to net asset value averaged 13.9% during the fiscal year ended October 31, 2003, compared with 16.6% for the same period last year.
   Sincerely,

   /S/Christian Strenger   /S/ Richard T. Hale

   Christian Strenger      Richard T. Hale
   Chairman                President

   FOR ADDITIONAL INFORMATION ABOUT THE FUND INCLUDING PERFORMANCE, DIVIDENDS, PRESENTATIONS, PRESS RELEASES, DAILY NAV AND SHAREHOLDER REPORTS, PLEASE VISIT
                                WWW.CEEFUND.COM

FUND HISTORY AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------


STATISTICS:
Net Assets ....................................................... $177,766,328
Shares Outstanding ...............................................    7,701,063
NAV Per Share ....................................................       $23.08

DIVIDEND AND CAPITAL GAIN DISTRIBUTIONS:
 RECORD                                        ORDINARY    LT CAPITAL
  DATE                                          INCOME       GAINS        TOTAL
  ------                                       --------     -------       -----
11/19/01 ....................................   $0.23           --        $0.23
11/16/98 ....................................   $0.14           --        $0.14
9/1/98 ......................................   $0.01        $0.01        $0.02
11/17/97 ....................................   $1.54        $5.01        $6.55
9/3/97 ......................................      --        $0.02        $0.02

TOTAL RETURNS:
                                            FOR THE YEARS ENDED OCTOBER 31,
                     -------------------------------------------------------------------------------
                         2003            2002            2001             2000            1999
                      ---------       ----------       ---------         ------          ------
Net Asset Value(a)      44.88%          17.05%          (14.31)%           .94%           2.48%
Market Value            60.38%          23.43%           (7.79)%         (5.00)%         (3.29)%
Benchmark               40.65% (1)      14.68% (2)      (20.40)% (3)      2.05% (4)      19.31% (4)

--------------------
(1) Represents an arithmetic composite consisting of 85% CECE*/15% RTX** for the 9 months ended 7/31/03 and 70% CECE/30% RTX for the 3 months ended 10/31/03. The Fund changed its benchmark from 85% CECE/15% RTX to 70% CECE/30% RTX on August 1, 2003. At the July 14, 2003 Board Meeting, the Board of Directors approved a change to the Fund's benchmark in light of the increase in the Fund's Russia emphasis, which was approved by shareholders on June 24, 2003.
(2)  Represents the CECE Index.
(3) Represents an arithmetic composite consisting of a customized MSCI index for the 2 months ended 12/31/00 and the CECE Index for the 10 months ended 10/31/01. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria. The Fund changed its benchmark from a customized MSCI Index to the CECE Index on January 1, 2001.
(4) Represents a customized MSCI Index. The customized MSCI index consists of 35% Germany, 20% Poland, 15% Hungary, 10% Czech Republic, 10% Russia and 10% Austria.
* The CECE is a regional capitalization-weighted index including stocks from the Czech Republic, Hungary, Poland and Slovakia and is published daily by the Vienna Stock Exchange as well.
** The RTX is a capitalization-weighted index of Russian blue chip stocks and published daily by the Vienna Stock Exchange.

Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

OTHER INFORMATION:
NYSE  Ticker  Symbol .......................................      CEE
NASDAQ  Symbol .............................................    XCEEX
Dividend  Reinvestment  Plan ...............................      Yes
Voluntary Cash Purchase Program ............................      Yes
Annual Expense Ratio*** ....................................     1.51%
*** Represents expense ratio before custody credits. Please see the "Financial Highlights" section of this report.
-------------
FUND PERFORMANCE IS HISTORICAL, ASSUMES REINVESTMENT OF ALL DIVIDENDS AND CAPITAL GAINS, AND IS NOT INDICATIVE OF FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE.
(A) TOTAL INVESTMENT RETURNS REFLECT CHANGES IN NET ASSET VALUE PER SHARE DURING EACH PERIOD AND ASSUME THAT DIVIDEND AND CAPITAL GAINS DISTRIBUTIONS, IF ANY, WERE REINVESTED. THESE PERCENTAGES ARE NOT AN INDICATION OF THE PERFORMANCE OF A SHAREHOLDER'S INVESTMENT IN THE FUND BASED ON MARKET PRICE.

INVESTMENTS IN FUNDS INVOLVE RISK. SOME FUNDS HAVE MORE RISK THAN OTHERS. THESE INCLUDE FUNDS THAT ALLOW EXPOSURE TO OR OTHERWISE CONCENTRATE INVESTMENTS IN CERTAIN SECTORS, GEOGRAPHIC REGIONS, SECURITY TYPES, MARKET CAPITALIZATION OR FOREIGN SECURITIES (E.G., POLITICAL OR ECONOMIC INSTABILITY, WHICH CAN BE ACCENTUATED IN EMERGING MARKET COUNTRIES).

10 LARGEST EQUITY HOLDINGS AS OF OCTOBER 31, 2003
--------------------------------------------------------------------------------

                                % of                                     % of
                              Portfolio                                Portfolio
                                --------                                 -------
 1. Bank Pekao                   8.6       6. Yukos                       5.6
 2. Lukoil                       8.3       7. Gedeon Richter              4.9
 3. OTP Bank                     6.9       8. Mol Magyar
 4. Telekomunikacja Polska       6.8          Olaj-es Gazipari            4.9
 5. Polski Koncern Naftowy       6.3       9. Matav                       4.8
                                          10. JSC MMC Norilsk Nickel      4.7

--------------------------------------------------------------------------------

[GRAPHIC OMITTED]
Hungary 21.6%
Russia 29.9%
Poland 34.7%
Czech Republic 10.2%
Austria 3.6%

--------------------------------------------------------------------------------

10 Largest Equity Holdings and Country Breakdown are subject to change.

INTERVIEW WITH THE CHIEF INVESTMENT OFFICER
--------------------------------------------------------------------------------

QUESTION: Now that the Czech Republic, Hungary and Poland are likely to join the EU in May 2004, is the convergence story over? What are the next steps, as these countries are getting ready to join the European Monetary Union?

ANSWER: Countries that join the EU in May 2004 could theoretically have the Euro as their currency by January 1, 2007. For investors who remember the struggle for the initial countries to create the Euro, this may seem very quick. In our view it will also be difficult for many of the current countries in the Eurozone to accept this. One lesson from the 1990's is in fact that self-interest will drive the individual countries to join the Euro, and not some sense of what is best for the Eurozone as a whole. So, for example for Spain, Italy, Portugal and Greece joining the Euro guaranteed lower interest rates and stronger economic growth potential. Their drive to join was much greater than many expected and for each individual country, the gains they expected from the Euro entry would far outweigh the penalties that their entry might cause to others. Let us take Greece as an example, a country, we believe was even less suited than many of the current countries in Central Europe. Greece has only 35% of its exports destined for the Eurozone, while efforts for restructuring, privatization and fiscal rectitude have all lagged efforts made by most of the future applicants from Central Europe. Yet the gains Greece expected from the Euro adoption were great, as interest rates plummeted (on its 100% of GDP public debt burden), while the cost to the Eurozone economy was very small, with Greece's economy only being a fraction thereof. It is our belief, that if the EU accession countries of 2004 decide to join the Euro in 2007, it is highly unlikely that the Eurozone will actively work to prevent this, as most of the countries' economies are relatively small compared to the 15 existing members. Of course, we cannot predict whether or when these EU accession countries would actually seek to join the Eurozone.

QUESTION: The Fund has still a significant exposure in Russia despite the recent uncertainty regarding the Yukos affair. What is your view of the economic prospects for Russia?

ANSWER: It is our belief that the recent government actions around Mr. Khodorkovsky and Yukos have mainly been politically motivated. The longer term case for Russia has not changed, as we continue to expect the government to proceed with structural reforms. As an example, in the coming months, the government is expected to concentrate on administrative reform, the gas and railways sector reform, tariff policy in housing and utility sectors as well as on currency controls and bank deposit insurance. Furthermore overall economic conditions look favorable (please see the Report from the Investment Adviser and Manager) and equity market valuations compared to other countries in the region are still inexpensive. Of course, as with other emerging markets, there are significant risks associated with any economic outlook, as the political situation can always change the expected outcome.



Hanspeter Ackermann, Chief Investment Officer of the Central Europe and Russia Fund

REPORT FROM THE INVESTMENT ADVISER AND MANAGER
--------------------------------------------------------------------------------


CENTRAL EUROPEAN AND RUSSIAN ECONOMIES
CZECH REPUBLIC: The Czech economy continues to receive a boost from government expenditures this year. We are basing our investment decisions on assumed growth of the gross domestic product ("GDP") of 3.3% in 2004, due to better external demand and a global economic recovery. Inflation will rise during the latter stages of 2003 on higher food prices, as a result of this year's drought. With an expected consumer price index ("CPI") of 1.5% for 2003, inflation is still well below the Czech National Bank's target band of 2.5 to 4.5%. Beginning in January of 2004, the government plans changes to the value added tax ("VAT") and excise tax systems in an effort to meet the requirements of the European Union ("EU"). This will lead to a one-time adjustment and a spike in the rate of inflation, which we expect to reach 3.7% by the end of 2004. After a relatively high current account deficit of 6.5% of GDP in 2002, we are assuming the deficit will fall to 5.6% of GDP in 2003 and to 4.8% in 2004. However due to large privatization inflows, net foreign direct investment ("FDI") is expected to cover the current account deficit twice over. Despite a stalling of the privatization program under the current government, the Czech Republic continues to enjoy significant inward FDI through substantial Greenfield investment. We expect net FDI to exceed US$4bn in each of 2003 and 2004, thus substantially covering the current account shortfall.

HUNGARY: In Hungary we assume GDP growth of 3.2% in 2004 after 2.7% this year. The 2003 slowdown is due to a deterioration in net exports and some moderation in domestic consumption. Private consumption growth should slow dramatically in 2004, as proposed fiscal measures increase the tax burden of households. Despite continued fiscal consolidation, we are assuming a mild recovery in GDP growth in 2004, as we expect a sharp recovery in EU import demand. As a percentage of GDP, the government targets a consolidated budget deficit of 4.8% for 2003 and 3.8% for 2004. We think these numbers are overly optimistic, as long-term inflation expectations need to be managed better, especially when it comes to wage growth. We look for inflation to rise to 5.2% in 2003 from 4.8% a year earlier. Tax hikes are likely to move inflation much higher in the first half of 2004, before settling back to an estimated 5.3% in December of 2004. Similar to the Czech Republic, the VAT and excise rates are anticipated to increase as of January 2004 causing inflation to spike to 7% by April of 2004. Movements in the local currency, the Forint, continue to be the key driver of official interest rates in Hungary.

POLAND: We expect GDP growth of 3.1% in 2003 and 4.4% in 2004. Following two years of subdued growth, the Polish economy has shown significant signs of a pick-up in recent months. Robust industrial production and retail sales growth have been the most obvious growth drivers in 2003. Business surveys also show an improvement in sentiment, which we believe will lead to a further acceleration in growth well into 2004. Given the current low growth environment and benign inflationary pressures plus the fact that real rates are amongst the highest in Central and Eastern Europe, we believe that a further 75 basis-point cut in short-term interest rates to 4.5% is likely. Inflation bottomed out earlier this year, as the CPI fell to a historic low of .3% year on year in April, due to weak domestic demand. We expect inflation to rise to 1.4% in 2003 and 2.7% in 2004. Strong export growth and the persistent decline in imports has led us to revise down our numbers for 2003 and 2004 estimates of the current account deficit to only 2.3% of GDP. This compares favorably with the Czech Republic and Hungary, but FDI flows into Poland have started to slow down. This is mainly a reflection of the stalled privatization process and foreigners looking for more attractive investment opportunities in the neighbouring Czech Republic.

RUSSIA: We assume that Russia's real GDP will rise to 6.0% in 2003, comparing favorably with 4.2% in 2002. We expect GDP growth in 2004 to be less than 5%, on the back of smaller net exports. A major fall in oil prices would, however, undermine exports and investment demand and therefore remains a key risk for Russia's medium term growth outlook. We are also assuming year-end inflation will ease from 15.1% in 2002 to an estimated 13% in 2003 and 11.4% in 2004. The CPI remains mainly driven by changes in regulated prices and monetary aggregates. The government, in our opinion, is likely to limit increases in tariffs of natural monopolies in the run up to the elections, and therefore constrain inflationary pressures. Our outlook for Russia's fiscal performance in 2003 is based in part on high oil prices and an increase in the current account surplus to US$34.8bn in 2003. As a percentage of GDP, we believe the surplus should decline from an estimated 8.5% this year to 5.5% in 2004. The longer-term outlook for needed structural reforms in Russia will depend greatly on the outcome of the forthcoming presidential elections in March 2004.


SPECIAL CONSIDERATIONS
The observations in this letter reflect our own opinions and are based on our own analysis, and others may have different opinions. Events may not transpire as we or they currently expect. Also, while economic events can influence broad market trends, political, monetary and other factors are also relevant to stock performance. In any event, investment results will depend on our success in identifying individual stocks, which are influenced by many factors beyond general economic matters. We cannot predict investment results or whether they will be successful.

DIRECTORS OF THE FUND
--------------------------------------------------------------------------------

                                PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE             DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------             -----------------------                 ------------------------------------
Detlef Bierbaum, 61 (2)         Partner of Sal. Oppenheim               Director, The Germany Fund, Inc. (since 1986).
    Class I                     Jr. & Cie KGaA (investment              Member, Supervisory Board, Tertia
                                management).                            Handelsbeteiligungsgesellschaft mbH (electronic
                                                                        retailor). Member, Supervisory Board, Douglas AG
                                                                        (retailer). Member, Supervisory Board, LVM
                                                                        Landwirtschaftlicher Versicherungsverein
                                                                        (insurance). Member, Supervisory Board, Monega
                                                                        KAG. Member of Supervisory Board, AXA Investment
                                                                        Managers.

John Bult, 67 (1)(2)            Chairman, PaineWebber                   Director, The Germany Fund, Inc. (since 1986) and
    Class II                    International (since 1985)              The New Germany Fund, Inc. (since 1990). Director,
                                                                        The France Growth Fund, Inc. (closed end fund).
                                                                        Director, The Greater China Fund, Inc. (closed end
                                                                        fund).

Ambassador                      Chairman, Diligence LLC,                Director, The Germany Fund, Inc., as well as other
    Richard R. Burt, 56 (3)     formerly IEP Advisors, Inc.             funds in the Fund Complex as indicated. Board
    Class I                     (information collection,                Member, IGT, Inc. (gaming technology) (since
                                analysis, consulting and                1995). Board Member, Hollinger International
                                intelligence) (since 1998).             (printing and publishing) (since 1995). Board
                                Chairman of the Board, Weirton          Member, HCL Technologies, Inc. (information
                                Steel Corp. (since 1996).               technology and product engineering) (since 1999).
                                Partner, McKinsey & Company             Member, Textron Corporation International Advisory
                                (1991-1994). U.S. Ambassador            Council (aviation, automotive, industrial
                                to the Federal Republic of              operations and finance) (since 1996). Director,
                                Germany (1985-1989). Chairman,          UBS-Paine Webber family of Mutual Funds.
                                IEP Advisor, LLP
                                (international consulting).

Fred H. Langhammer, 59          Chief Executive Officer, The            Director, The Germany Fund, Inc. (since 2003).
    Class III                   Estee Lauder Companies Inc.             Director, Gillette Company, Inditex, S.A (apparel
                                (manufacturer and marketer of           manufacturer and retailer). Director, Cosmetics,
                                cosmetics) (since 2000),                Toiletries and Fragrance Association. Director,
                                President (since 1995), Chief           German-American Chamber of Commerce, Inc.
                                Operating Officer (1985-1999),          Co-Chairman, American Institute for Contemporary
                                Managing Director, operations           German Studies at Johns Hopkins University. Senior
                                in Germany (1982-1985),                 Fellow, Foreign Policy Association. Director,
                                President, operations in Japan          Japan Society.
                                (1975-1982).

--------------------------------------------------------------------------------

                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE               DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------               -----------------------                 ------------------------------------
Edward C. Schmults, 72            Consultant (since 1994).                Director, The Germany Fund, Inc. (since 1986).
    Class I                       Senior Vice President -                 Board Member, Green Point Financial Corp.
                                  External Affairs and General            (1994-2003).
                                  Counsel, GTE Corporation
                                  (telecommunications)
                                  (1984-1994); Deputy Attorney
                                  General of the U.S. Department
                                  of Justice (1981-1984).

Christian H. Strenger, 60 (1)(2)  Director (since 1999) and               Director, The Germany Fund, Inc. (since 1986) and
    Class III                     Managing Director (1991-1999)           The New Germany Fund, Inc. (since 1990). Member,
                                  of DWS Investment GmbH                  Supervisory Board, Fraport AG (international
                                  (investment management).                airport business). Board member, Incepta PLC
                                                                          (media and advertising).


Eggert Voscherau, 60              Vice Chairman, BASF                     Director The Germany Fund Inc. (since 2003).
    Class II                      Aktiengesellschaft (chemicals)          Member, Supervisory Boards of: Dresdner Bank
                                  (since 2002). Deputy Chairman,          Lateinamerika AG, Haftpflichtverband der Deutschen
                                  Ressort II (Europe Region)              Industrie V.a.G., Basell N.V., BASF Espanola S.A.,
                                  (Industrials) (1998-2002).              BASF Schwarzheide GmbH. President, Cefic (European
                                  Chairman and Chief Executive            Chemical Industry Council). President,
                                  Officer and Executive                   International Council of Chemical Associations.
                                  Director, BASF Corporation              Board Member, BASF Aktiengesellschaft.
                                  (chemicals) (United States)
                                  (1997-1998). Executive
                                  Director, BASF
                                  Aktiengesellschaft
                                  (1996-1997), Executive Vice
                                  President, BASF Corporation
                                  (United States) and President,
                                  North American Consumer
                                  Products division (1991-1994).
                                  President, BASF
                                  Aktiengesellschaft (Germany)
                                  (1986-1991).


--------------------------------------------------------------------------------

                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE               DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------               -----------------------                 ------------------------------------
Robert H. Wadsworth, 63 (1) (3)   President, Robert H. Wadsworth          Director, The Germany Fund, Inc. (since 1986) and
    Class II                      Associates, Inc. (mutual fund           The New Germany Fund, Inc. (since 1992) as well as
                                  consulting) (since 1982).               other funds in the Fund Complex as indicated.
                                  President and Trustee, Trust
                                  for Investment Managers
                                  (1999-2002). President,
                                  Investment Company
                                  Administration, L.L.C.
                                  (1992-2001). President,
                                  Treasurer and Director, First
                                  Fund Distributors, Inc.
                                  (mutual fund distribution)
                                  (1990-2002). Vice President,
                                  Professionally Managed
                                  Portfolios (1991-2002). Vice
                                  President, Advisors Series
                                  Trust (registered investment
                                  companies) (1997-2002).

--------------------------------------------------------------------------------

                                  PRINCIPAL OCCUPATION(S)
NAME, ADDRESS & AGE               DURING PAST FIVE YEARS                  OTHER DIRECTORSHIPS HELD BY DIRECTOR
-------------------               -----------------------                 ------------------------------------
Werner Walbrol, 66                President and Chief Executive           Director, The Germany Fund, Inc. (since 1986).
    Class III                     Officer, The European American          Director, TUV Rheinland of North America, Inc.
                                  Chamber of Commerce, Inc.               (independent testing and assessment services).
                                  Formerly, President and Chief           President and Director, German-American
                                  Executive Officer, The German           Partnership Program (student exchange programs).
                                  American Chamber of Commerce,           Director, AXA Nordstern Art Insurance Corporation
                                  Inc.                                    (fine art and collectible insurer). Member,
                                                                          Advisory Board, Abels & Grey.

---------

Each has served as a Director of the Fund since the Fund's inception in 1990 except for Ambassador Burt, Messrs. Langhammer and Voscherau. Ambassador Burt was elected to the Board on June 30, 2000; Messrs. Langhammer and Voscherau were elected to the Board on June 24, 2003. The term of office for Directors in Class III expires at the 2006 Annual Meeting, Class I at the 2004 Annual Meeting and Class II at the 2005 Annual Meeting. Each Director also serves as a Director of The Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

(1) Indicates that Messrs. Bult, Strenger and Wadsworth each also serve as a Director of The New Germany Fund, Inc., one of the two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.
(2) Indicates "interested" Director, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). Mr. Bierbaum is an "interested" Director because of his affiliation with Sal. Oppenheim Jr. & Cie KGaA, which is the parent company of a registered broker-dealer; Mr. Bult is an "interested" Director because of his affiliation with U.B.S. PaineWebber Incorporated, a registered broker-dealer; and Mr. Strenger is an "interested" Director because of his affiliation with DWS-Deutsche Gesellschaft fur Wertpapiersparen mbH ("DWS"), a majority-owned subsidiary of Deutsche Bank AG and because of his ownership of Deutsche Bank AG shares.
(3) Indicates that Messrs. Burt and Wadsworth also serve as Directors/Trustees of the following open-end investment companies: Scudder Advisor Funds, Scudder Advisor Funds II, Scudder Advisor Funds III, Scudder Institutional Funds, Scudder Investment Portfolios, Scudder Cash Management Portfolio, Scudder Treasury Money Portfolio, Scudder International Equity Portfolio, Scudder Equity 500 Index Portfolio, Scudder Asset Management Portfolio, Scudder Investments VIT Funds, Scudder MG Investments Trust, Scudder Investors Portfolios Trust, Scudder Investors Funds, Inc., Scudder Flag Investors Value Builder Fund, Inc., Scudder Flag Investors Equity Partners Fund, Inc., Scudder Flag Investors Communications Fund, Inc., Cash Reserves Fund, Inc. and Scudder RREEF Securities Trust. They also serve as Directors of Scudder RREEF Real Estate Fund, Inc. and Scudder RREEF Real Estate Fund II, Inc., closed-end investment companies. These Funds are advised by either Deutsche Asset Management, Inc., Deutsche Asset Management Investment Services Limited, or Investment Company Capital Corp, each an indirect, wholly-owned subsidiary of Deutsche Bank AG.

OFFICERS OF THE FUND
--------------------------------------------------------------------------------

NAME, AGE                           PRINCIPAL OCCUPATIONS DURING PAST FIVE YEARS
---------                           --------------------------------------------

Richard T. Hale, 58                 Managing Director, Deutsche Investment Management Americas Inc. (2003-present);
   President and Chief              Managing Director, Deutsche Bank Securities Inc. (formerly Deutsche Banc Alex.
   Executive Officer                Brown Inc.) and Deutsche Asset Management (1999 to present); Director and President. Investment
                                    Company Capital Corp. (registered investment advisor) (1996 to present); Director,
                                    Deutsche Global Funds, Ltd. (2000 to present). CABEI Fund (2000 to present), North
                                    American Income Fund (2000 to present) (registered invest-ment companies); Director, Scudder
                                    Global Opportunities Fund (since 2003); Director/Officer, Deutsche/Scudder Mutual Funds
                                    (various dates); President, Montgomery Street Income Securities, Inc. (2002 to present)
                                    (registered investment companies); Vice President, Deutsche Asset Management, Inc. (2000 to
                                    present); Formerly, Director, ISI Family of Funds (registered investment companies; 4 funds overseen) (1992-1999).

Hanspeter Ackermann, 46             President of Deutsche Bank Investment Management Inc., Managing Director of
   Chief Investment Officer         Deutsche Bank Securities Inc., Managing Director and Senior International Equity Portfolio
                                    Manager of Bankers Trust Co., President and Managing Partner of Eiger Asset Management
                                    (1993-1996), Managing Director and CIO of SBC Portfolio Management International (1983-1993).

Bruce A. Rosenblum,  43             Director of Deutsche Asset Management (2002 to present); prior  thereto,
Vice  Secretary                     President  of  Deutsche  Asset  Management (2000-2002); and partner with the law firm of Freedman, Levy, Kroll & Simonds (1997-2000).

Charles A. Rizzo, 46                Director of Deutsche Asset Management (April 2000 to present); Formerly, Vice
   Chief Financial Officer          President and Department Head, BT Alex., Brown Incorporated (now Deutsche Bank
   and Treasurer                    Securities Inc.) (1998-1999); Senior Manager, Coopers & Lybrand L.L.P. (now
                                    PricewaterhouseCoopers LLP) (1993-1998).


Kathleen Sullivan D'Eramo, 46       Director of Deutsche Asset Management (2003 to present).
   Assistant Treasurer

-----------
Each also serves as an Officer of The Germany Fund, Inc. and The New Germany Fund, Inc., two other closed-end registered investment companies for which Deutsche Bank Securities Inc. acts as manager.

SHARES REPURCHASED AND ISSUED
--------------------------------------------------------------------------------

   The Fund has been purchasing shares of its common stock in the open market. Your Directors continue to believe the Fund represents excellent value. Shares repurchased and shares issued for dividend reinvestment for the past five years are as follows:

Fiscal year                               1999              2000              2001             2002              2003
                                        ---------         ---------          -------          -------          -------
Shares repurchased                      1,270,800         1,106,500          686,975          201,600          237,400
Shares issued for
   dividend reinvestment                 66,019              --                --              96,643              --

VOLUNTARY CASH PURCHASE PROGRAM
--------------------------------------------------------------------------------

   The Fund has an attractive way to purchase additional shares at reduced cost. This is the Voluntary Cash Purchase Program which is part of the Dividend Reinvestment Plan. By enrolling in the Voluntary Cash Purchase Program, you may make additional investments each month--as little as $100 in any month or as much as $36,000 a year. Share purchases are combined to receive a beneficial brokerage fee. The Voluntary Cash Purchase Program and Dividend Reinvestment Plan has been amended to allow enrollment in the Plan by making an initial cash deposit of at least $250 with the plan agent.

PRIVACY POLICY AND PRACTICES
--------------------------------------------------------------------------------

   The Fund collects nonpublic personal information about its customers (shareholders) with respect to their transactions in shares of the Fund but only for those shareholders whose shares are registered in their names. We do not have knowledge of or collect personal information about shareholders who hold Fund shares in "street name" such as brokers or banks.
   We do not disclose any nonpublic personal information about our shareholders or former shareholders to anyone, except as permitted by law.
   We restrict access to nonpublic personal information about our shareholders to those employees who need to know that information to provide services to our shareholders. We maintain physical, electronic and procedural safeguards that comply with federal standards to guard our shareholders' nonpublic personal information.


PROXY VOTING
--------------------------------------------------------------------------------

   A description of the Fund's policies and procedures for voting proxies for portfolio securities can be found on our web site at www.ceefund.com or on the SEC's web site at www.sec.gov. To obtain a written copy without charge, call us toll free at 1-800-437-6269.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2003
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
INVESTMENTS IN POLISH COMMON
    STOCKS--33.4%
            GENERAL CONTRACTORS-
             RESIDENTIAL BUILDINGS--1.6%
  172,518   Echo Investment* ..............   $  2,738,857
                                              ------------
            NATIONAL COMMERCIAL BANKS--11.1%
  119,746   Bank Pekao ....................      3,421,314
   38,000   Bank Pekao (GDR)+ .............      1,090,600
  355,000   Bank Pekao (GDR) ..............     10,188,500
   49,539   Bank Prezemyslowo-Handlowy ....      4,295,431
   35,000   Bank Zachodni WBK .............        704,348
                                              ------------
                                                19,700,193
                                              ------------
            NEWSPAPER: PUBLISHING OR
             PUBLISHING & PRINTING--0.8%
    6,315   Agora* ........................         77,820
    8,600   Agora (GDR)* ..................        105,350
  100,800   Agora (GDR)*+ .................      1,234,800
                                              ------------
                                                 1,417,970
                                              ------------
            OPERATIVE BUILDERS--1.1%
  227,759   Budimex* ......................      2,025,782
                                              ------------
            PETROLEUM REFINING--6.0%
  736,102   Polski Koncern Naftowy ........      4,700,080
  149,500   Polski Koncern Naftowy (GDR) ..      1,879,215
  330,000   Polski Koncern
              Naftowy (GDR)+ ..............      4,148,100
                                              ------------
                                                10,727,395
                                              ------------
            PRIMARY SMELTING AND
             REFINING OF COPPER--3.0%
  836,710   KGHM Polska Miedz* ............      5,384,047
                                              ------------
            SERVICES-PREPACKAGED
             SOFTWARE--1.8%
    5,275   Prokom Software* ..............        245,074
  128,758   Prokom Software (GDR)* ........      2,929,245
                                              ------------
                                                 3,174,319
                                              ------------
            TELEPHONE COMMUNICATIONS
             (NO RADIOTELEPHONE)--6.5%
      270   Netia Holdings* ...............            268
2,423,207   Telekomunikacja Polska ........      8,488,750
  490,000   Telekomunikacja Polska (GDR)+ .      1,695,400
  395,000   Telekomunikacja Polska (GDR) ..      1,366,700
                                              ------------
                                                11,551,118
                                              ------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            VITREOUS CHINA PLUMBING
             FIXTURES--1.5%
  140,000   Cersanit-Krasnystaw* ..........   $  2,573,913
                                              ------------
            Total Investments in Polish Common Stocks
              (cost $40,893,338) ..........     59,293,594
                                              ------------
INVESTMENTS IN HUNGARIAN COMMON
  STOCKS--20.8%
            NATIONAL COMMERCIAL BANKS--6.6%
  387,400   OTP Bank* .....................      4,745,087
  285,000   OTP Bank (GDR)* ...............      6,996,750
                                              ------------
                                                11,741,837
                                              ------------
            PETROLEUM REFINING--4.7%
   80,000   Mol Magyar Olaj-es Gazipari ...      2,485,472
  191,000   Mol Magyar Olaj-es Gazipari (GDR)    5,968,750
                                              ------------
                                                 8,454,222
                                              ------------
            PHARMACEUTICAL
             PREPARATIONS--4.8%
   67,783   Gedeon Richter ................      6,969,195
   14,300   Gedeon Richter (GDR) ..........      1,487,200
                                              ------------
                                                 8,456,395
                                              ------------
            TELEPHONE COMMUNICATIONS
             (NO RADIOTELEPHONE)--4.7%
  599,804   Matav .........................      2,158,436
  338,000   Matav (ADR) ...................      6,131,320
                                              ------------
                                                 8,289,756
                                              ------------
            Total Investments in Hungarian
              Common Stocks
              (cost $19,980,482) ..........     36,942,210
                                              ------------

INVESTMENTS IN RUSSIAN SECURITIES--28.7%
            COMMON STOCKS--27.9%
            CRUDE PETROLEUM AND
             NATURAL GAS--9.6%
  305,000   Surgutneftegaz (ADR) ..........      7,576,200
  205,685   Yukos (ADR) ...................      9,502,647
                                              ------------
                                                17,078,847
                                              ------------
            CRUDE PETROLEUM PIPELINES--0.6%
   45,000   Sibneft (ADR) .................        978,750
                                              ------------

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
SCHEDULE OF INVESTMENTS -- OCTOBER 31, 2003 (CONTINUED)
--------------------------------------------------------------------------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            ELECTRIC SERVICES--0.8%
  200,000   Mosenergo .....................   $  1,350,000
                                              ------------
            ELECTRIC & OTHER SERVICES
             COMBINED--1.3%
   88,000   Unified Energy Systems (GDR) ..      2,251,920
                                              ------------
            INVESTORS--0.3%
   52,000   Vostok Nafta Investment (SDR)*         571,062
                                              ------------
            MISCELLANEOUS METAL
              ORES--4.5%
  155,000   JSC MMC Norilsk Nickel (ADR) ..      8,013,500
                                              ------------
            NATIONAL COMMERCIAL BANKS--0.6%
        3   UBS Sberbank PERLES(a)* .......      1,131,750
                                              ------------
            NATURAL GAS TRANSMISSION &
             DISTRIBUTION--0.6%
   45,000   OAO Gazprom (ADR) .............      1,080,000
                                              ------------
            PETROLEUM REFINING--8.0%
  174,500   Lukoil (ADR) ..................     14,186,850
                                              ------------
            RADIOTELEPHONE
             COMMUNICATIONS--0.1%
    3,500   Vimpel Communications (ADR)* ..        227,850
                                              ------------
            TELEPHONE & TELEGRAPH
             APPARATUS--1.5%
   35,000   Mobile Telesystems (GDR) ......      2,712,150
                                              ------------

            WARRANTS--0.8%
            PIPELINES (NO GAS)--0.8%
    3,000   Transneft Warrants*
              (Cost $1,412,520) ...........      1,511,717
                                              ------------
            Total Investments in Russian Securities
              (cost $36,556,862) ..........     51,094,396
                                              ------------

INVESTMENTS IN CZECH REPUBLIC COMMON
  STOCKS--9.8%
            CABLE & OTHER PAY TELEVISION
             SERVICES--0.6%
  101,730   Ceske Radiokomunikace
              (GDR)* ......................      1,131,238
                                              ------------

   SHARES               DESCRIPTION              VALUE
---------------        ---------------        ------------
            CHEMICALS AND ALLIED
             PRODUCTS--0.5%
  370,000   Unipetrol* ....................   $    853,794
                                              ------------
            CIGARETTES--0.9%
    3,050   Philip Morris Cr ..............      1,600,712
                                              ------------
            ELECTRIC SERVICES--2.3%
  800,000   Ceske Energeticke Zavody ......      4,102,639
                                              ------------
            NATIONAL COMMERCIAL BANKS--3.8%
    4,500   Komercni Banka ................        401,850
  209,996   Komercni Banka (GDR) ..........      6,257,882
                                              ------------
                                                 6,659,732
                                              ------------
            TELEPHONE COMMUNICATIONS
             (NO RADIOTELEPHONE)--1.7%
  306,000   Cesky Telecom .................      3,089,583
                                              ------------
              Total Investments in Czech
              Republic Common Stocks
              (cost $9,929,430) ...........     17,437,698
                                              ------------

INVESTMENTS IN AUSTRIAN COMMON STOCKS--3.5%
            NATIONAL COMMERCIAL BANKS--3.5%
   48,000   Bank Austria Creditanstalt* ...      2,096,062
   36,685   Erste Bank Der Oester Spark ...      4,065,162
                                              ------------
              (cost $4,502,625)                  6,161,224
                                              ------------
            Total Investments--96.2%
              (cost $111,862,737) .........    170,929,122
            Cash and other assets in excess
              of liabilities--3.8% ........      6,837,206
                                              ------------

            NET ASSETS--100.0% ............   $177,766,328
                                              ------------


-----------
* Non-income producing security.
+ 144A -- Restricted to resale to institutional  investors only.
   ADR -- American Depository  Receipt
   GDR -- Global Depository Receipt
   SDR -- Swedish Depository Receipt
(a) One PERLES represents 1,500 ordinary shares of Sberbank.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
OCTOBER 31, 2003
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $111,862,737) ...............................................................  $170,929,122
Cash and foreign currency (cost $5,205,980) .............................................................     5,185,107
Dividend receivable .....................................................................................       958,383
Foreign withholding tax refund receivable ...............................................................        59,667
Receivable for securities sold ..........................................................................       940,375
Interest receivable .....................................................................................         1,632
                                                                                                           ------------
   Total assets .........................................................................................   178,074,286
                                                                                                           ------------
LIABILITIES
Management fee payable ..................................................................................        96,482
Investment advisory fee payable .........................................................................        48,500
Payable for Directors' fees and expenses ................................................................        20,620
Accrued expenses and accounts payable ...................................................................       142,356
                                                                                                           ------------
   Total liabilities ....................................................................................       307,958
                                                                                                           ------------
NET ASSETS ..............................................................................................  $177,766,328
                                                                                                           ============

Net assets consist of:
Paid-in capital, $.001 par (Authorized 80,000,000 shares) ...............................................   225,540,137
Cost of 5,804,912 shares held in treasury ...............................................................   (85,892,609)
Undistributed net investment income .....................................................................     1,367,637
Accumulated net realized loss on investments and foreign currency transactions ..........................   (22,295,504)
Net unrealized appreciation of investments and foreign currency related transactions ....................    59,046,667
                                                                                                           ------------
Net assets ..............................................................................................  $177,766,328
                                                                                                           ============

Net asset value per share ($177,766,328 (DIVIDE) 7,701,063 shares of common stock issued and outstanding)        $23.08
                                                                                                                 ======


    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENT OF OPERATIONS
--------------------------------------------------------------------------------

                                                                                                             FOR THE
                                                                                                               YEAR
                                                                                                               ENDED
                                                                                                         OCTOBER 31, 2003
                                                                                                         ----------------
NET INVESTMENT INCOME
Investment income
   Dividends (net of foreign withholding taxes of $635,928) .............................................    $3,814,046
   Interest .............................................................................................        12,935
                                                                                                            -----------
Total investment income .................................................................................     3,826,981
                                                                                                            -----------
Expenses
   Management fee .......................................................................................       911,794
   Investment advisory fee ..............................................................................       469,148
   Custodian and Transfer Agent's fees and expenses .....................................................       235,129
   Reports to shareholders ..............................................................................       126,132
   Directors' fees and expenses .........................................................................       135,820
   Legal fee ............................................................................................       182,431
   Audit fee ............................................................................................        55,045
   NYSE listing fee .....................................................................................        33,199
   Miscellaneous ........................................................................................        77,522
                                                                                                            -----------
   Total expenses before custody credits* ...............................................................     2,226,220
   Less: custody credits ................................................................................        (9,126)
                                                                                                            -----------
   Net expenses .........................................................................................     2,217,094
                                                                                                            -----------
Net investment income ...................................................................................     1,609,887
                                                                                                            -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN
   CURRENCY TRANSACTIONS
Net realized gain (loss) on:
   Investments ..........................................................................................     5,720,860
   Foreign currency transactions ........................................................................      (182,715)
Net unrealized appreciation (depreciation) during the period on:
   Investments ..........................................................................................    48,081,122
   Translation of other assets and liabilities from foreign currency ....................................       (23,996)
                                                                                                            -----------
Net gain on investments and foreign currency transactions ...............................................    53,595,271
                                                                                                            -----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS ....................................................   $55,205,158
                                                                                                            ===========

--------
* The custody credits are attributable to interest earned on U.S. cash balances held on deposit at custodian.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

                                                                                        FOR THE              FOR THE
                                                                                      YEAR ENDED           YEAR ENDED
                                                                                   OCTOBER 31, 2003     OCTOBER 31, 2002
                                                                                   ----------------     ----------------
INCREASE (DECREASE) IN NET ASSETS
Operations
   Net investment income (loss) ...................................................    $1,609,887        $   (551,673)
   Net realized gain (loss) on:
     Investments ..................................................................     5,720,860          (6,812,935)
     Foreign currency transactions ................................................      (182,715)           (245,256)
   Net unrealized appreciation (depreciation) on:
     Investments transactions during the period ...................................    48,081,122          26,064,511
     Translation of other assets and liabilities from foreign currency ............       (23,996)             73,710
                                                                                     ------------        ------------
   Net increase in net assets resulting from operations ...........................    55,205,158          18,528,357
                                                                                     ------------        ------------
Distributions to shareholders from:
   Net investment income ..........................................................        --                (773,235)
   Net realized foreign currency gains ............................................        --              (1,075,073)
                                                                                     ------------        ------------
   Total distributions to shareholders (a) ........................................        --              (1,848,308)
                                                                                     ------------        ------------
Capital share transactions:
   Net proceeds from reinvestment of dividends (0 and 96,643 shares, respectively)         --               1,107,536
   Cost of shares repurchased (237,400 and 201,600 shares, respectively) ..........    (3,905,384)         (2,534,344)
                                                                                     ------------        ------------
   Net decrease in net assets from capital share transactions .....................    (3,905,384)         (1,426,808)
                                                                                     ------------        ------------
Total increase in net assets ......................................................    51,299,774          15,253,241

NET ASSETS
Beginning of period ...............................................................   126,466,554         111,213,313
                                                                                     ------------        ------------
End of period (including undistributed net investment income of $1,367,637 and
   $0 as of October 31, 2003 and October 31, 2002, respectively) ..................  $177,766,328        $126,466,554
                                                                                     ============        ============

------------
(a) For U.S. tax purposes, total distributions to shareholders consisted entirely of Ordinary income.

    The accompanying notes are an integral part of the financial statements.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2003
--------------------------------------------------------------------------------

NOTE 1. ACCOUNTING POLICIES
The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc. or the "Fund") commenced investment operations on March 6, 1990 as a non-diversified, closed-end management investment company incorporated in Maryland. On June 24, 2003, shareholders approved changing the Fund's investment policies to permit expanded investment in Russia. The Fund changed its name to the current name to correspond with its investment policies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

SECURITY VALUATION: Investments are stated at value. All securities for which market quotations are readily available are valued at the last sales price on the primary exchange on which they are traded prior to the time of valuation. If no sales price is available at that time, and both bid and ask prices are available, the securities are valued at the mean between the last current bid and ask prices; if no quoted asked prices are available, they are valued at the last quoted bid price. All securities for which market quotations are not readily available will be valued as determined in good faith by the Board of Directors of the Fund.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Cost of securities sold is calculated using the identified cost method. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Such dividend income is recorded net of unrecoverable foreign withholding tax.

LOANS OF PORTFOLIO SECURITIES: The Fund may lend portfolio securities while it continues to earn dividends on such securities loaned. The market value of government securities received as collateral is required to be at least equal to 105 percent of the market value of the securities loaned, which are marked-to-market daily. Securities lending fees, net of rebates and agency fees, are earned by the Fund and are identified separately in the Statement of Operations. The Fund had no security lending activity for the period ended October 31, 2003.

FOREIGN CURRENCY TRANSLATION: The books and records of the Fund are maintained in United States dollars.

Assets and liabilities denominated in euros and other foreign currency amounts are translated into United States dollars at the 10:00 A.M. mid-point of the buying and selling spot rates quoted by the Federal Reserve Bank of New York. Purchases and sales of investment securities, income and expenses are reported at the rate of exchange prevailing on the respective dates of such transactions. The resultant gains and losses arising from exchange rate fluctuations are identified separately in the Statement of Operations, except for such amounts attributable to investments, which are included in net realized and unrealized gains and losses on investments.

Foreign investments may involve certain considerations and risks not typically associated with those of domestic origin as a result of, among others, the possibility of political and economic developments and the level of governmental supervision and regulation of foreign securities markets. In addition, certain foreign markets may be substantially smaller, less developed, less liquid and more volatile than the major markets of the United States.

In the normal course of business, the Fund may enter into contracts that contain a variety of representations which provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

TAXES: No provision has been made for United States Federal income tax because the Fund intends to meet the requirements of the United States Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to shareholders.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS: The Fund records dividends and distributions to its shareholders on the ex-dividend date. Income and capital gain distributions are determined in accordance with United States Federal income tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
NOTES TO FINANCIAL STATEMENTS--OCTOBER 31, 2003  (CONTINUED)
--------------------------------------------------------------------------------
At October 31, 2003, the Fund's components of distributable earnings (accumulated losses) on a tax-basis were as follows:

Undistributed  ordinary income* ............ $ 1,672,858
Undistributed net long-term capital gains .. $        --
Capital loss carryforward .................. $22,085,000
Net  unrealized  appreciation .............. $58,550,978

*For tax purposes short-term capital gains are considered ordinary income.

During the year ended October 31, 2003, the Fund reclassified permanent book and tax differences as follows:

                                                  INCREASE
                                                 (DECREASE)
                                                 ----------
Undistributed net investment income ............ $(242,250)
Undistributed net realized gain on investments
  and foreign currency transactions ............    88,316
Paid-in capital ................................   153,934

NOTE 2. MANAGEMENT AND INVESTMENT
        ADVISORY AGREEMENTS

The Fund has a Management Agreement with Deutsche Bank Securities Inc. (the "Manager"), and an Investment Advisory Agreement with Deutsche Asset Management International GmbH (the "Investment Adviser"). The Manager and the Investment Adviser are affiliated companies.

The Management Agreement provides the Manager with a fee, computed weekly and payable monthly, at the annual rates of .65% of the Fund's average weekly net assets up to $100 million, and .55% of such assets in excess of $100 million. The Investment Advisory Agreement provides the Investment Adviser with a fee, computed weekly and payable monthly, at the annual rates of .35% of the Fund's average weekly net assets up to $100 million and .25% of such assets in excess of $100 million. Accordingly, for the year ended October 31, 2003, the fee pursuant to the Management and Investment Agreements was equivalent to an annual effective rate of .94% of the Fund's average net assets.

Pursuant to the Management Agreement, the Manager is the corporate manager and administrator of the Fund and, subject to the supervision of the Board of Directors and pursuant to recommendations made by the Fund's Investment Adviser, determines the suitable securities for investment by the Fund. The Manager also provides office facilities and certain administrative, clerical and bookkeeping services for the Fund. Pursuant to the Investment Advisory Agreement, the Investment Adviser, in accordance with the Fund's stated investment objective, policies and restrictions, makes recommendations to the Manager with respect to the Fund's investments and, upon instructions given by the Manager as to suitable securities for investment by the Fund, transmits purchase and sale orders and select brokers and dealers to execute portfolio transactions on behalf of the Fund.

NOTE 3. TRANSACTIONS WITH AFFILIATES
For the year ended October 31, 2003, Deutsche Bank AG, the German parent of the Manager and Investment Adviser, and its affiliates received $5,665 in brokerage commissions as a result of executing agency transactions in portfolio securities on behalf of the Fund.

Certain officers of the Fund are also officers of either the Manager or Deutsche Bank AG.

The Fund pays each Director not affiliated with the Manager retainer fees plus specified amounts for attended board and committee meetings.

NOTE 4. PORTFOLIO SECURITIES
Purchases and sales of investment  securities,  other than short-term
investments,   for  the  year  ended  October  31,  2003  were  $62,969,191  and
$68,202,404, respectively.

The cost of investments at October 31, 2003 was $112,378,144 for United States Federal income tax purposes. Accordingly, as of October 31, 2003, net unrealized appreciation of investments aggregated $58,550,978, of which $61,073,178 and $2,522,200 related to unrealized appreciation and depreciation, respectively.

For United States Federal income tax purposes, the Fund had a capital loss carry forward at October 31, 2003 of approximately $22,085,000, of which $330,000, $14,942,000 and $6,813,000 will expire in 2006, 2009 and 2010, respectively. No capital gains distribution is expected to be paid to shareholders until future net gains have been realized in excess of such carry forward.

NOTE 5. CAPITAL
During the year ended October 31, 2003 and the year ended October 31, 2002, the Fund purchased 237,400 and 201,600 of its shares of common stock on the open market at a total cost of $3,905,384 and $2,534,344, respectively. The weighted average discount of these purchases comparing the purchase price to the net asset value at the time of purchase was 14.1% and 16.9%, respectively. These shares are held in treasury.

NOTE 6. DIVIDEND
On December 11, 2003, the Board of Directors of the Fund declared a dividend of $0.22 per share to shareholders of record on December 22, 2003, payable on December 31, 2003.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

Selected data for a share of common stock outstanding throughout each of the periods indicated:

                                                                 FOR THE YEARS ENDED OCTOBER 31
                                               ---------------------------------------------------------------------
                                                 2003       2002             2001           2000              1999
                                               --------   --------         --------       --------          --------
Per share operating performance:
Net asset value:
Beginning of period .......................... $  15.93   $  13.83         $  16.14       $  15.99          $  15.74
                                               --------   --------         --------       --------          --------
Net investment income (loss) .................      .21       (.07)             .10           (.09)             (.08)
Net realized and unrealized gain (loss) on
   investments and foreign currency transactions   6.86       2.37            (2.70)          (.38)              .09
                                               --------   --------         --------       --------          --------
Increase (decrease) from investment operations     7.07       2.30            (2.60)          (.47)              .01
                                               --------   --------         --------       --------          --------
Increase resulting from share repurchases ....      .08        .06              .29            .62               .40
                                               --------   --------         --------       --------          --------
Distributions from net investment income .....       --       (.10)              --             --              (.13)
Distributions from net realized
   foreign currency gains ....................       --       (.13)              --             --              (.01)
Distributions from net realized
   short-term capital gains ..................       --         --               --             --                --
Distributions from net realized
   long-term capital gains ...................       --         --               --             --                --
                                               --------   --------         --------       --------          --------
Total distributions+ .........................       --       (.23)              --             --              (.14)
                                               --------   --------         --------       --------          --------
Dilution in NAV from dividend reinvestment ...       --       (.03)              --             --              (.02)
                                               --------   --------         --------       --------          --------
Net asset value:
   End of period .............................   $23.08     $15.93           $13.83         $16.14            $15.99
                                               ========   ========         ========       ========          ========
Market value:
   End of period .............................   $21.25     $13.25           $10.95        $11.875            $12.50
Total investment return for the period:++
   Based upon market value ...................    60.38%     23.43%           (7.79)%        (5.00)%           (3.29)%
   Based upon net asset value ................    44.88%     17.05%          (14.31)%          .94%             2.48%
Ratio to average net assets:
   Total expenses before custody credits* ....     1.51%      1.55%            1.66%          1.37%             1.44%
   Net investment income (loss) ..............     1.00%      (.44)%            .63%          (.44)%            (.44)%
Portfolio turnover ...........................   243.88%     57.77%           57.83%         59.17%            60.35%
Net assets at end of period (000's omitted) .. $177,766   $126,467         $111,213       $140,923          $157,265

---------
  +For U.S. tax purposes, total distributions consisted of:
       Ordinary income .......................       --      $0.23               --             --             $0.14
       Long term capital gains ...............       --         --               --             --                --
                                               --------   --------         --------       --------          --------
                                                     --      $0.23               --             --             $0.14
                                               --------   --------         --------       --------          --------

++ Total investment return based on market value is calculated assuming that shares of the Fund's common stock were purchased at the closing market price as of the beginning of the year, dividends, capital gains and other distributions were reinvested as provided for in the Fund's dividend reinvestment plan and then sold at the closing market price per share on the last day of the year. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund's net asset value is substituted for the closing market value.
* The custody credits are attributable to interest earned on U.S. cash balances. The ratios of total expenses after custody credits to average net assets are 1.50%, 1.54%, 1.62%, 1.35% and 1.43% for 2003, 2002, 2001, 2000
     and 1999, respectively.

REPORT OF INDEPENDENT AUDITORS
--------------------------------------------------------------------------------

To the Board of Directors and Shareholders of
The Central Europe and Russia Fund, Inc.
   In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Central Europe and Russia Fund, Inc. (formerly The Central European Equity Fund, Inc. or the "Fund") at October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2003 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
1177 Avenue of Americas
New York, NY
December 22, 2003

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED)
--------------------------------------------------------------------------------
   The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. A more complete description of the Plan is provided in the Plan brochure available from Investors Bank & Trust Company, the plan agent (the "Plan Agent"), Shareholder Services, P.O. Box 9130, Boston, Massachusetts 02117 (telephone 1-800-437-6269). A shareholder should read the Plan brochure carefully before enrolling in the Plan.

   Under the Plan, participating shareholders ("Plan Participants") appoint the Plan Agent to receive or invest Fund distributions as described below under "Reinvestment of Fund Shares." In addition, Plan Participants may make optional cash purchases through the Plan Agent as often as once a month as described below under "Voluntary Cash Purchases." There is no charge to Plan Participants for participating in the Plan, although when shares are purchased under the Plan by the Plan Agent on the New York Stock Exchange or otherwise on the open market, each Plan Participant will pay a pro rata share of brokerage commissions incurred in connection with such purchases, as described below under "Reinvestment of Fund Shares" and "Voluntary Cash Purchases."

REINVESTMENT OFFUND SHARES. Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable, at the election of shareholders, either in cash or in Fund shares, or payable only in cash, the Plan Agent shall automatically elect to receive Fund shares for the account of each Plan Participant.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock equals or is less than the market price per share on the valuation date (the "Market Parity or Premium"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan
Participant to the purchase from the Fund of Fund Shares for a Plan Participant's account, except that if the Fund does not offer shares for such purpose because it concludes Securities Act registration would be required and such registration cannot be timely effected or is not otherwise a cost-effective alternative for the Fund, then the Plan Agent shall follow the procedure described in the next paragraph. The number of additional shares to be credited to a Plan Participant's account shall be determined by dividing the dollar amount of the distribution payable to a Plan Participant by the net asset value per share of the Fund's common stock on the valuation date, or if the net asset value per share is less than 95% of the market price per share on such date, then by 95% of the market price per share. The valuation date will be the payable date for such dividend or distribution.

   Whenever the Fund declares a capital gains distribution, an income dividend or a return of capital distribution payable only in cash and the net asset value per share of the Fund's common stock exceeds the market price per share on the valuation date (the "Market Discount"), the Plan Agent shall apply the amount of such dividend or distribution payable to a Plan Participant (less a Plan Participant's pro rata share of brokerage commissions incurred with respect to open-market purchases in connection with the reinvestment of such dividend or distribution) to the purchase on the open market of Fund shares for a Plan Participant's account. The valuation date will be the payable date for such dividend or distribution. Such purchases will be made on or shortly after the valuation date and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities laws.

   The Plan Agent may aggregate a Plan Participant's purchases with the purchases of other Plan Participants, and the average price (including brokerage commissions) of all shares purchased by the Plan Agent shall be the price per share allocable to each Plan Participant.

   For all purposes of the Plan, the market price of the Fund's common stock on a payable date shall be the last sales price on the New York Stock Exchange on that date, or, if there is no sale on such Exchange (or, if different, the principal exchange for Fund shares) on that date, then the mean between the closing bid and asked quotations for such stock on such Exchange on such date. The net asset value per share of the Fund's common stock on a valuation date shall be as determined by or on behalf of the Fund.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   The Plan Agent may hold a Plan Participant's shares acquired pursuant to the Plan, together with the shares of other Plan Participants acquired pursuant to this Plan, in non-certificated form in the name of the Plan Agent or that of a nominee. The Plan Agent will forward to each Plan Participant any proxy solicitation material and will vote any shares so held for a Plan Participant only in accordance with the proxy returned by a Plan Participant to the Fund. Upon a Plan Participant's written request, the Plan Agent will deliver to a Plan Participant, without charge, a certificate or certificates for the full shares held by the Plan Agent.

VOLUNTARY CASH PURCHASES. Plan Participants have the option of making investments in Fund shares through the Plan Agent as often as once a month. Plan Participants may invest as little as $100 in any month and may invest up to $36,000 annually through the voluntary cash purchase feature of the Plan.

   The Plan Agent shall apply such funds (less a Plan Participant's pro rata share of brokerage commissions or other costs, if any) to the purchase on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market of Fund shares for such Plan Participant's account, regardless of whether there is a Market Parity or Premium or a Market Discount. The Plan Agent will purchase shares for Plan Participants on or about the 15th of each month. Cash payments received by the Plan Agent less than five business days prior to a cash purchase investment date will be held by the Plan Agent until the next month's investment date. Uninvested funds will not bear interest. Plan Participants may withdraw any voluntary cash payment by written notice received by the Plan Agent not less than 48 hours before such payment is to be invested.

ENROLLMENT AND WITHDRAWAL. Both current shareholders and first-time investors in the Fund are eligible to participate in the Plan. Current shareholders my join the Plan by either enrolling their shares with the Plan Agent or by making an initial cash deposit of at least $250 with the Plan Agent. First-time investors in the Fund may join the Plan by making an initial cash deposit of at least $250 with the Plan Agent. In order to become a Plan Participant, shareholders must complete and sign the enrollment form included in the Plan brochure and return it, and, if applicable, an initial cash deposit of at least $250 directly to the Plan Agent if shares are registered in their name. Shareholders who hold Fund shares in the name of a brokerage firm, bank or other nominee should contact such nominee to arrange for it to participate in the Plan on such shareholder's behalf.

   If the Plan Participant elects to participate in the Plan by enrolling current shares owned by the Plan Participant with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's written authorization, provided such authorization is received by the Plan Agent prior to the record date for such dividend or distribution. If such authorization is received after such record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   If the Plan Participant elects to participate in the Plan by making an initial cash deposit of at least $250 with the Plan Agent, participation in the dividend reinvestment feature of the Plan begins with the next dividend or capital gains distribution payable after the Plan Agent receives the Plan Participant's authorization and deposit, and after the Plan Agent purchases shares for the Plan Participant on the New York Stock Exchange (or, if different, on the principal exchange for Fund shares) or otherwise on the open market, provided that the authorization and deposit are received, and the purchases are made by the Plan Agent prior to the record date. If such authorization and deposit are received after the record date, or if the Plan Agent purchases shares for the Plan Participant after the record date, the Plan Participant's participation in the dividend reinvestment feature of the Plan begins with the following dividend or distribution.

   A shareholder's written authorization and cash payment must be received by the Plan Agent at least five business days in advance of the next cash purchase investment date (normally the 15th of every month) in order for the Plan Participant to participate in the voluntary cash purchase feature of the Plan in that month.

VOLUNTARY CASH PURCHASE PROGRAM AND DIVIDEND REINVESTMENT PLAN
(UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

   Plan Participants may withdraw from the Plan without charge by written notice to the Plan Agent. Plan Participants who choose to withdraw may elect to receive stock certificates representing all of the full shares held by the Plan Agent on their behalf, or to instruct the Plan Agent to sell such full shares and distribute the proceeds, net of brokerage commissions, to such withdrawing Plan Participant. Withdrawing Plan Participants will receive a cash adjustment for the market value of any fractional shares held on their behalf at the time of termination. Withdrawal will be effective immediately with respect to distributions with a record date not less than 10 days later than receipt of such written notice by the Plan Agent.

AMENDMENT AND TERMINATION OF PLAN. The Plan may only be amended or supplemented by the Fund or by the Plan Agent by giving each Plan Participant written notice at least 90 days prior to the effective date of such amendment or supplement, except that such notice period may be shortened when necessary or appropriate in order to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory body.
   The Plan may be terminated by the Fund or by the Plan Agent by written notice mailed to each Plan Participant. Such termination will be effective with respect to all distributions with a record date at least 90 days after the mailing of such written notice to the Plan Participants.

FEDERAL INCOME TAX IMPLICATIONS OF REINVESTMENT OF FUND SHARES. Reinvestment of Fund shares does not relieve Plan Participants from any income tax which may be payable on dividends or distributions. For U.S. federal income tax purposes, when the Fund issues shares representing an income dividend or a capital gains dividend, a Participant will include in income the fair market value of the shares received as of the payment date, which will be ordinary dividend income or capital gains, as the case may be. The shares will have a tax basis equal to such fair market value, and the holding period for the shares will begin on the day after the date of distribution. If shares are purchased on the open market by the Plan Agent, a Plan Participant will include in income the amount of the cash payment made. The basis of such shares will be the purchase price of the shares, and the holding period for the shares will begin on the day following the date of purchase. State, local and foreign taxes may also be applicable.

THE CENTRAL EUROPE AND RUSSIA FUND, INC.
REPORT OF SHAREHOLDERS' MEETING (UNAUDITED)
--------------------------------------------------------------------------------
The Annual Meeting of Shareholders of The Central Europe and Russia Fund, Inc. was held on June 24, 2003. At the Meeting, the following matters were voted upon by the shareholders (the resulting votes are presented below):


1. To elect four Directors, three to serve for terms of three years and one to serve for a term of two years, and until their successors are elected and qualify.

                                                NUMBER OF VOTES
                                                ---------------
                                   FOR                               WITHHELD
                                 ---------                           ---------
Werner Walbrol                   4,270,756                             345,589
Fred H. Langhammer *             4,240,543                             375,803
Christian H. Strenger            4,256,451                             359,895
Eggert Voscherau                 4,267,445                             348,901

--------
*To serve two-year term.

2. To ratify the appointment by the Board of Directors of PricewaterhouseCoopers LLP as independent auditors for the fiscal year ending October 31, 2003.

                               NUMBER OF VOTES
                        -------------------------
                 FOR              AGAINST            ABSTAIN
      -------------------- --------------------- --------------------------
             4,356,626            112,100            147,621

3. To amend the Fund's investment policies to permit increased flexibility in the geographic distribution of the Fund's investments by increasing the Fund's ability to invest in Russian securities.

                             NUMBER OF VOTES
                        -------------------------
                 FOR              AGAINST            ABSTAIN
      -------------------- --------------------- --------------------------
             3,518,938            286,202            30,453

4. To amend the Fund's investment policies to eliminate the per-issuer investment limit.

                             NUMBER OF VOTES
                        -------------------------
                 FOR              AGAINST            ABSTAIN
      --------------------- -------------------- --------------------------
             3,177,674            481,841            176,078



2003 U.S. TAX INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------

   The Fund paid foreign taxes of $635,928 and earned $2,308,787 of foreign source income year during the year ended October 31, 2003. Pursuant to section 853 of the Internal Revenue Code, the Fund designates $.09 per share as foreign taxes paid and $.30 per share as income earned from foreign sources for the year ended October 31, 2003.

   For Federal income tax purposes, the Fund designates $1,840,145, or the maximum amount allowable under tax law, as qualified dividend income.

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

  EXECUTIVE OFFICES
  345 PARK AVENUE, NEW YORK, NY 10154

  (FOR LATEST NET ASSET VALUE, SCHEDULE OF THE FUND'S LARGEST HOLDINGS, DIVIDEND DATA AND SHAREHOLDER INQUIRIES, PLEASE CALL 1-800-437-6269 IN THE U.S. OR 617-443-6918 OUTSIDE OF THE U.S.)

  MANAGER
  DEUTSCHE BANK SECURITIES INC.

  INVESTMENT ADVISER
  DEUTSCHE ASSET MANAGEMENT INTERNATIONAL GMBH

  CUSTODIAN AND TRANSFER AGENT
  INVESTORS BANK & TRUST COMPANY

  LEGAL COUNSEL
  SULLIVAN & CROMWELL, LLP

  INDEPENDENT AUDITORS
  PRICEWATERHOUSECOOPERS LLP

  DIRECTORS AND OFFICERS
  CHRISTIAN H. STRENGER
  CHAIRMAN AND DIRECTOR

  DETLEFBIERBAUM
  DIRECTOR

  JOHN A. BULT
  DIRECTOR

  RICHARDR. BURT
  DIRECTOR

  FRED H. LANGHAMMER
  DIRECTOR

  EDWARD C. SCHMULTS
  DIRECTOR

  EGGERT VOSCHERAU
  DIRECTOR

  ROBERT H. WADSWORTH
  DIRECTOR

  WERNER WALBROL
  DIRECTOR

  RICHARD T. HALE
  PRESIDENT AND CHIEF EXECUTIVE OFFICER

  HANSPETER ACKERMANN
  CHIEF INVESTMENT OFFICER

  BRUCE A. ROSENBLUM
  SECRETARY

  CHARLES A. RIZZO
  CHIEF FINANCIAL OFFICER AND TREASURER

  KATHLEEN SULLIVAN D'ERAMO
  ASSISTANT TREASURER

  HONORARY DIRECTOR
  OTTO WOLFF von AMERONGEN

27446 (12/03)

                         VOLUNTARY CASH PURCHASE PROGRAM
                         AND DIVIDEND REINVESTMENT PLAN

The Fund offers shareholders a Voluntary Cash Purchase Program and Dividend Reinvestment Plan ("Plan") which provides for optional cash purchases and for the automatic reinvestment of dividends and distributions payable by the Fund in additional Fund shares. Plan participants may invest as little as $100 in any month and may invest up to $36,000 annually. The Plan has been amended to allow current shareholders, who are not already participants in the Plan, and first time investors to enroll in the Plan by making an initial cash deposit of at least $250 with the plan agent. Share purchases are combined to receive a beneficial brokerage fee. A brochure is available by writing or telephoning the plan agent:

                         Investors Bank & Trust Company
                              Shareholder Services
                              P.O. Box 642, OPS 22
                              Boston, MA 02117-0642
                               Tel. 1-800-437-6269



This report, including the financial statements herein, is transmitted to the shareholders of The Central Europe and Russia Fund, Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report. The information contained in the letter to shareholders, the interview with the chief investment officer and the report from the investment adviser and manager in this report is derived from carefully selected sources believed reasonable. We do not guarantee its accuracy or completeness, and nothing in this report shall be construed to be a representation of such guarantee. Any opinions expressed reflect the current judgment of the author, and do not necessarily reflect the opinion of Deutsche Bank AG or any of its subsidiaries and affiliates.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

Comparisons between changes in the Fund's net asset value per share and changes in the CECE and RTX indices should be considered in light of the Fund's investment policy and objectives, the characteristics and quality of the Fund's investments, the size of the Fund and variations in the foreign currency/dollar exchange rate.

Fund Shares are not FDIC - insured and are not deposits or other obligations of or guaranteed by any bank. Fund Shares involve investment risk, including possible loss of principal.

                                 [LOGO OMITTED]
                                       CEE
                                     LISTED
                                      NYSE


                     Please note that the Fund is producing
                          monthly fact sheets which are
                        e-mailed in Acrobat. If you would
                        like to receive these please call
                      our Shareholder Services Department:
                              1-800-437-6269 ext. 0
                  and a representative will take your request.

                                       27



ITEM 2. CODE OF ETHICS.

As of the end of the period, October 31, 2003, the Central Europe & Russia Fund, Inc. has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Fund's Board of Directors/Trustees has determined that the Fund has at least one "audit committee financial expert" serving on its audit committee: Mr. Robert H. Wadsworth. This audit committee member is "independent," meaning that he is not an "interested person" of the Fund (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940) and he does not accept any consulting, advisory, or other compensatory fee from the Fund (except in the capacity as a Board or committee member).

An "audit committee financial expert" is not an "expert" for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an "audit committee financial expert." Further, the designation of a person as an "audit committee financial expert" does not mean that the person has any greater duties, obligations, or liability than those imposed on the person without the "audit committee financial expert" designation. Similarly, the designation of a person as an "audit committee financial expert" does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable at this time.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable at this time.

ITEM 6. [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

PROXY VOTING GUIDELINES

The Fund has delegated proxy voting responsibilities to its investment advisor, subject to the Board's general oversight. The Fund has delegated proxy voting to the advisor with the direction that proxies should be voted consistent with the Fund's best economic interests. The advisor has adopted its own Proxy Voting Policies and Procedures ("Policies"), and Proxy Voting Guidelines ("Guidelines") for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of the Fund, and the interests of the advisor and its affiliates, including the Fund's principal underwriter. The Guidelines set forth the advisor's general position on various proposals, such as:

   o Shareholder Rights -- The advisor generally votes against proposals that restrict shareholder rights.

   o Corporate Governance -- The advisor generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments.

   o Anti-Takeover Matters -- The advisor generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes "against" the adoption of poison pills if they are submitted for shareholder ratification. The advisor generally votes for fair price proposals.

   o Routine Matters -- The advisor generally votes for the ratification of auditors, procedural matters related to the annual meeting, and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. The advisor generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third-party, except for proxies solicited by or with respect to investment companies for which the advisor or an affiliate serves as investment advisor or principal underwriter ("affiliated investment companies"). The advisor votes affiliated investment company proxies in the same proportion as the vote of the investment company's other shareholders (sometimes called "mirror" or "echo" voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth the advisor's general voting positions on various proposals, the advisor may, consistent with the Fund's best interests, determine under some circumstances to vote contrary to those POSITIONS.

The Guidelines on a particular issue may or may not reflect the view of individual members of the board, or of a majority of the board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which the advisor or an affiliate serves as investment advisor or sponsor.

The advisor may consider the views of a portfolio company's management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management's views are not determinative.

As mentioned above, the Policies describe the way in which the advisor resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If the advisor departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, the advisor's conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that the advisor has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that the advisor has a material conflict, or fewer than three voting members are eligible to participate in the proxy vote, typically the advisor will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, the advisor may not be able to vote proxies or the advisor may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, the advisor may not vote proxies on certain foreign securities due to local restrictions or customs. The advisor generally does not vote proxies on securities subject to share blocking restrictions.


ITEM 8.  [RESERVED]

ITEM 9. CONTROLS AND PROCEDURES.

(a) The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b) There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation and until the filing of this report, including any corrective actions with regard to significant deficiencies and material weaknesses.

ITEM 10. EXHIBITS.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable at this time.
Filed Herewith.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) in the exact form set forth below: Attached hereto.
Filed Herewith.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: The Central Europe & Russia Fund, Inc.


By:         /s/ Richard T. Hale
            -------------------------------------
            Richard T. Hale
            Chief Executive Officer


Date:       December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:         /s/ Richard T. Hale
            -------------------------------------
            Richard T. Hale
            Chief Executive Officer

Date:       December 22, 2003



By:         /s/ Charles A. Rizzo
            -------------------------------------
            Charles A. Rizzo
            Chief Financial Officer

Date:       December 22, 2003